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                                EXHIBIT (5)(C)
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                            INDIVIDUAL APPLICATION
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
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Application for Variable Annuity
Issued by: PFL Life Insurance Company ("PFL Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the applicaton and check: PFL Life Insurance Company, Attn: Variable Annuity Dept.
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                       In the event the owner is a trust, please provide verification of trustees.
1. OWNER
                       Name:                                                               Phone No.
                       ---------------------------------------------------------------------------------------------------------
If no annuitant is
specified in #2, the   Address:                                    City:                       State:              Zip:
                       ---------------------------------------------------------------------------------------------------------
Owner will be the
Annuitant.
                       [_] Male  [_] Female   SS#/ TIN [_][_][_] - [_][_] - [_][_][_][_]   Birthdate [_][_]/[_][_] /[_][_][_][_]
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JOINT OWNER(S)         Name:                                                               Phone No.
                       ---------------------------------------------------------------------------------------------------------

                       Address:                                    City:                       State:              Zip:
                       ---------------------------------------------------------------------------------------------------------

                       [_] Male  [_] Female   SS#/ TIN [_][_][_] - [_][_] - [_][_][_][_]   Birthdate [_][_]/[_][_] /[_][_][_][_]

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2. ANNUITANT           Name:                                                      Relationship to Owner:
                       ---------------------------------------------------------------------------------------------------------

Complete only if       Address:                                    City:                       State:              Zip:
                       ---------------------------------------------------------------------------------------------------------
different from Owner.
                       [_] Male  [_] Female   SS#/ TIN [_][_][_] - [_][_] - [_][_][_][_]   Birthdate [_][_]/[_][_] /[_][_][_][_]

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3. BENEFICIARY(IES)    Primary:                                 Relationship to Annuitant:                                   %
                       ------------------------------------------------------------------------------------------------  -------

                       Primary:                                 Relationship to Annuitant:                                   %
                       ------------------------------------------------------------------------------------------------  -------

                       Contingent:                              Relationship to Annuitant:                                   %
                       ------------------------------------------------------------------------------------------------  -------

                       Contingent:                              Relationship to Annuitant:                                   %
                       ------------------------------------------------------------------------------------------------  -------
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4. TELEPHONE           Following is authorized to make telephone transfer requests (check one only):
TRANSFERS              [_] Owner(s) only, or
                       [_] Owner(s) and Owner's Registered Representative (Print Rep Name) _________________________________
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5. ALLOCATION          Please  check  selected  funds and fixed  accounts.  The initial premium will be allocated as selected here.
OF PREMIUM             If Dollar Cost Averaging, section 7 on reverse side.
PAYMENTS
                       VARIABLE OPTIONS:
                       Morgan Stanley Asset Management Inc.                Montgomery Asset Management, L.L.C.
                       [_] Endeavor Asset Allocation Portfolio    .0%      [_] Endeavor Select 50 Portfolio        .0%
                                                                ----                                             ----
Initial Premium        [_] Endeavor Money Market Portfolio        .0%
                                                                ----
$                                                                          MFS Investment Management


                       T. Rowe Price Associates, Inc.                      [_] Endeavor High Yield Portfolio       .0%
                                                                                                                 ----
Make Check payable     [_] T. Rowe Price Equity Income            .0%
                                                                ----
to PFL Life insurance  [_] T. Rowe Price Growth Stock             .0%
                                                                ----
Company                [_] T. Rowe Price International                     Janus Capital Corporation
                           Stock Portfolio                        .0%      [_] Endeavor Janus Growth Portfolio     .0%
                                                                ----                                             ----
Type of Annuity:
[_] Non-qualified      OpCap Advisors                                      ___________________________________     .0%
                                                                                                                 ----
Qualified Types:       [_] Endeavor Value Equity Portfolio        .0%      ___________________________________     .0%
                                                                ----
Also complete          [_] Endeavor Opportunity Value Portfolio   .0%      ___________________________________     .0%
                                                                ----                                             ----
Section 6
[_] IRA                J.P. Morgan Investment Management Inc.     .0%      ___________________________________     .0%
                                                                ----                                             ----
[_] Roth IRA           [_]  Endeavor Enhanced Index  Portfolio    .0%      ___________________________________     .0%
                                                                ----                                             ----
[_] SEP/IRA
[_] 403(b)             Dreyfus Corporation
[_] Keogh              [_] Dreyfus U.S. Government                .0%
                                                                ----
[_] Roth Conversion        Securities Portfolio
[_] Other ________     [_] Dreyfus Small Cap Value Portfolio      .0%
                                                                ----
__________________
__________________

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                       FIXED OPTIONS:
                       [_] Dollar Cost Averaging           .0%
                                                         ----
                       (Must complete section 7.)

                       [_] 1 year Guarantee Period        .0%
                                                         ----
                       [_] 3 year Guarantee  Period        .0%
                                                         ----
                       [_] 5 year Guarantee Period          .0%
                                                         ----
                       [_] 7 year Guarantee Period         .0%
                                                         ----

                       Total Varirable and Fixed          100%
                                                         ----

                       . Policy values, when allocated to
                         any of the Variable Options are
                         not guaranteed as to fixed dollar
                         amount.


                       . When funds are allocated to
                         Fixed Account Guarantee
                         Periods, policy values under
                         policy may increase or decrease
                         in accordance with Excess
                         Interest Adjustment prior to the
                         end of guarantee Period.
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6. QUALIFIED PLAN       IRA/SEP/ROTH IRA                                        ROTH IRA Rollover
INFORMATION
                        $ ________________ Contribution for tax year ________   [_][_]/[_][_]/[_][_][_][_] Date first established
                                                                                                           Or date of conversion
                        $ ________________ Trustee to Trustee Transfer
                        $ ________________ Rollover from [_] IRA [_] Pension    $ __________________ Portion previously taxed
                                           [_] Other ________________________
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VA-APP R799

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
7. DOLLAR COST
AVERAGING          Transfer Frequency:                Transfer to (indicate investment option
                                                       and percentage):
PROGRAM                                               _____________________________ _____.0%   __________________________ _____.0%
                         DCA Program Options          _____________________________ _____.0%   __________________________ _____.0%
Authorized by Owner      [_] 6 month program          _____________________________ _____.0%   __________________________ _____.0%
Signature in Section 11. [_] 2 month program          _____________________________ _____.0%   __________________________ _____.0%
                         Number of transfers _____    _____________________________ _____.0%   __________________________ _____.0%
                         Other Frequency Options      _____________________________ _____.0%   __________________________ _____.0%
                         [_] Monthly (6 min, 24 max)  _____________________________ _____.0%   __________________________ _____.0%
                         [_] Quarterly (4 min, 8 max) _____________________________ _____.0%   __________________________ _____.0%
                                                                                                                       Total:  100%
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8. OTHER                 Family Income Protector Option:
                         [_]  No  [_]  Yes  (Available at an additional cost, see prospectus)
Please complete.

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9. REPLACEMENT           Will this annuity replace or change any existing annuity of life insurance?  [_]  No    [_] Yes (If Yes,
INFORMATION              complete the following)
                         Company:                                                                     Policy No.:
                         ----------------------------------------------------------------------------------------------------------
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10. SIGNATURE(S)         . Unless I have notified the Company of a community or marital property interest in this certificate, the
OF AUTHORIZATION           Company will rely on a good faith belief that no such interest exists and will assume no responsibility
ACCEPTANCE                 for injury.

                         . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity certificate when issued to me.

                         . I (we) am in receipt of a current prospectus for this variable annuity.

                         . This application is subject to acceptance by PFL Life. If this application is rejected for any reason,
                           PFL Life will be liable only for return of premiums paid.

                         [_] Check here if you want to be sent a copy of Statement of Additional Information.

                         I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

                         Signed at:  City:                              State:                          Date:
                         ----------------------------------------------------------------------------------------------------------
                         Owner(s):                                       Annuitant (if not Owner):
                         ----------------------------------------------------------------------------------------------------------
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11. AGENT                Do you have any reason to believe the annuity for will replace or change any existing annuity or life
INFORMATION              insurance?  [_]  No  [_]  Yes

                         I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER
                         NEEDS.

                         Registered  Representative/ Licensed
                         Agent Name (please  print):                                   Signature:
                         ----------------------------------------------------------------------------------------------------------
                         Phone No.:                              SS#/TIN [_][_][_]-[_][_]-[_][_][_][_] [_]   [_] A  [_] B   [_] C
                         --------------------------------------
                         PFL Life Agent #:
                         ----------------------------------------------------------------------------------------------------------
                         Firm Name:
                         ----------------------------------------------------------------------------------------------------------
                         Firm Address:
                         ----------------------------------------------------------------------------------------------------------
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VA-APP R799 B